EXECUTION COPY

FIRST AMENDMENT TO RECEIVABLES LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE RECEIVABLES LOAN AND SECURITY AGREEMENT, dated as December 21, 2006 (this “Amendment”), is entered into by RESOURCE CAPITAL FUNDING II, LLC, (the “Borrower”), LEAF FINANCIAL CORPORATION (“LEAF Financial” or the “initial Servicer”) as the Servicer and MORGAN STANLEY BANK (“Morgan Stanley”) as a Lender.

R E C I T A L S

A.  The Borrower, LEAF Financial, Morgan Stanley, U.S. Bank National Association and Lyon Financial Services, Inc. are parties to the Receivables Loan and Security Agreement, dated as of October 31, 2006 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);

B. The parties hereto desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Section 1.01 of the Agreement.

2.  Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes reflected on Exhibit A hereto.

3.  Consent. Morgan Stanley hereby consents to the execution and delivery of the First Amendment to the Purchase and Sale Agreement, dated as of the date hereof (the “PSA Amendment”), between the Originator and the Borrower.

4.  Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of the following conditions precedent:

(a)  the execution and delivery by all of the parties hereto of this Amendment and the PSA Amendment; and

(b)  The execution and delivery by all of the parties thereto of the Membership Interest Purchase Agreement, dated as of the date hereof, between RCC Commercial, Inc., as seller, and the Originator, as buyer; and

(c)  the delivery of favorable opinions of counsel regarding true sale and substantive nonconsolidation matters, in form and substance reasonably satisfactory to Morgan Stanley.

(d)  The delivery of a reliance letter to Morgan Stanley Capital Services, Inc. with respect to the opinions of counsel dated October 31, 2006 and delivered in connection with the execution and delivery of the Receivables Loan and Security Agreement, excluding any such opinions delivered with respect to true sale and nonconsolidation matters.

5.  Representations and Warranties. Both the Borrower and the Servicer represents and warrants to Morgan Stanley that:

(a)  this Amendment has been duly authorized, executed and delivered on its behalf, and the Agreement, as so amended, constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof;

(b)  the representations and warranties made by it in the Agreement (as amended by this Amendment) are true and correct as of the date hereof (except to the extent such representations and warranties speak as a prior date or have been the subject of any prior notice or waiver); and

(c)  after giving effect to this Amendment, no Program Termination Event, Event of Default, or Unmatured Event of Default shall exist on the date hereof.

6.  Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After the date hereof, all references in the Agreement to “this Agreement”, “hereof”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

7.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

8.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9.  Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

Signature pages follow

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	RESOURCE CAPITAL FUNDING II, LLC By: ______________________________ Name: Title:
THE SERVICER:	LEAF FINANCIAL CORPORATION By: ______________________________ Name: Title:

THE LENDER:	MORGAN STANLEY BANK By: ______________________________ Name: Title:

S-1

Exhibit A

AMENDMENTS